SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Citigroup, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Supplemental Cover Note to accompany Japanese translation of the Proxy Statement, mailed to stockholders in Japan through the period March 26 to April 2, 2014

[Citi Logo]
Citigroup Inc.
399 Park Avenue
New York, NY 10043

March 12, 2014

Notice of Annual Meeting of Stockholders

Dear Stockholder:

Citi’s annual stockholders’ meeting will be held on Tuesday, April 22, 2014, at 9AM at the Landmark Ballroom in the Renaissance St. Louis Grand Hotel, 800 Washington Avenue in St. Louis, Missouri. At the meeting, stockholders will vote on the proposals described in the enclosed proxy statement, so please take the time to read and carefully consider these proposals.

You will need an admission ticket or proof of ownership of Citi stock to enter the meeting. The close of business on February 24, 2014 is the record date for determining stockholders entitled to vote at the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, so that your shares will be represented whether or not you attend the annual meeting.

The enclosed proxy statement and the 2013 annual report are also available on Citi’s website at http://www.citigroup.com. Click on “About Us,” “CORPORATE GOVERNANCE,” then “GOVERNANCE DOCUMENTS,” and then “Annual Reports and Proxy Statements.”

With respect to the enclosed proxy statement, we have provided an excerpt Japanese translation of such proxy statement which extracts the necessary parts for stockholders’ reference, and the reference translation will be available on the website of Citi in Japan at http://www.citigroup.jp/japanese/. With respect to the enclosed 2013 annual report, a Japanese excerpt translation will be available on the same website at http://www.citigroup.jp/japanese/, and we respectfully request you read it as well.

Japanese Translation of Proxy Supplement filed on April 3, 2014

郵便番号 10043
ニューヨーク州ニューヨーク市パークアベニュー399 番地
シティグループ・インク

2014 年 4 月 22 日火曜日開催の年次総会に関する通知への補足・議決権代理行使参考書類への附属書

株主の皆様には、先日、4 月 22 日午前 9 時（米国中部標準時）より、米国ミズーリ州セントルイス市のルネッサンス・セントルイス・グランドホテル内ランドマーク・ボールルームにて開催される、デラウェア州設立企業であるシティグループ・インク（「当社」）の 2014 年度年次総会（「年次総会」）に関して、当社取締役会（「取締役会」）のための議決権代理行使の勧誘に関連して、当社の議決権代理行使関連資料をご案内致しました。この当初の議決権代理行使参考書類（「原議決権代理行使参考書類」）は、2014 年 3 月 12 日付で、米国の証券取引委員会（「SEC」）にファイリングされております。

2014 年 4 月 3 日付の本補足資料（「本補足資料」）は、原議決権代理行使参考書類を補足および修正し、同日付で SEC に対してファイリングされる予定であり、また、株主の皆様におかれましても、同日より、シティのウェブサイト www.citigroup.com にてご覧いただけます。本補足資料に含まれる情報により特に補足または修正されものを除き、原議決権代理行使参考書類記載の情報は、すべて、引き続き適用され、皆様の議決権の行使に際してご考慮されるべきものです。

当社の 2013 年度年次報告書フォーム 10-K、原議決権代理行使参考書類、本補足資料および委任状用紙は、シティのウェブサイト www.citigroup.com でご覧いただくことができます。アクセスするには、「About Us」をクリックし、次に「Corporate Governance」をクリックしてください。

株主の皆様は、原議決権代理行使参考書類並びに本補足資料をご熟読のうえ、投票内容をご検討頂くようお願い申し上げます。

2014 年度株主総会において、株主の皆様には、下記の各号に関する投票をお願い致します:

(1) 本補足資料において指名した 13 名の候補者の取締役への選出
(2) KPMG LLP を当社独立登録会計事務所として選任することの承認
(3) シティの 2013 年度役員報酬の勧告的承認
(4) シティグループ 2014 ストック・インセンティブ・プランの承認
(5) 4 件の株主提案

ユージーン・M・マクエイドの取締役候補者としての指名

ユージーン・M・マクエイド（シティバンク エヌ・エイ退任予定の最高経営責任者）は、2014 年 4 月 3 日付で、シティグループの最高経営責任者であるマイケル・L・コルバットの要請により、退職を延期し、シティグループ・インクの Comprehensive Capital Analysis and Review（CCAR:包括的資本分析および検討）手続きを指揮することを発表いたしました。マクエイド氏は、シティの副会長となるとともに、シティバンク エヌ・エイ取締役会に留まり、シティの最高経営責任者に直接報告します。この取組みの重要性、並びにマクエイド氏の新しい役割に相当程度の時間的拘束が必要とされることにより、取締役会は、マクエイド氏の同意の下、シティの取締役への指名を取り下げました。

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取締役の選任

マクエイド氏の取締役への指名を取り下げたため、取締役会では、同会の規模を縮小し、株主総会での候補者の人数を 14 人から 13 人に変更しております。株主総会では、同氏を除く、次の残り 13 名の取締役候補者に対する投票をお願いいたします。
マイケル・L.・コルバット、ダンカン・P・ヘンス、フランツ・B・ハマー、マイケル・E・オニール、ゲーリー・M・レイナー、ジョディス・ルーディン、ロバート・L・ライアン、アンソニー・M・サントメロ、ジョアン・E・スペロ、ダイアナ・L・テイラー、ウィリアム・S・トンプソン・ジュニア、ジェームス・S・ターレー、エルネスト・セディージョ・ポンセ･デ･レオン

既に委任状をご提出頂いている場合は、投票内容を変更しない限り、何も行う必要はありません。

投票：議決権代理行使書の取消

本補足文書は、前記の点を除き、原議決権代理行使参考書類に記載されている、年次総会に提出される議案を変更するものではありません。株主としての皆様の投票はとても重要であり、取締役会は、株主の皆様に対して、年次総会への出席の有無にかかわらず、投票頂くことを推奨しております。

既に議決権代理行使書をご提出済みの場合には、投票の内容を変更する場合を除き、何も行う必要はありません。既に議決権代理行使書を提出済みの場合であって、本補足文書の内容に基づき投票内容の変更をご希望の場合は、年次総会での投票前であれば、随時、議決権代理行使書の投票内容を変更または取り消すことができます。

2014 年 2 月 24 日の営業終了時現在の株主の皆様は、年次総会において投票がなされる前であれば、下記の方法により、随時、議決権代理行使書の投票内容を変更または取り消すことができます。

- 取消しの旨が記載された書面、または、新しい議決権行使の指図が記載された別の議決権代理行使書を、三菱 UFJ 信託銀行株式会社宛てに送付する方法（日本時間 2014 年 4 月 21 日必着）
- 年次総会において、取消しの旨が記載された書面、または、新しい議決権行使の指図が記載された別の議決権代理行使書を提出する方法
- 取消しの旨が記載された書面、または、新しい議決権行使の指図が記載された別の議決権代理行使書を、年次総会開催日の直前の営業日までに、当社 Corporate Secretary（住所：399 Park Avenue, New York, New York 10043, USA）宛てに送付する方法
- 年次総会に出席して投票する方法

証券会社名義で株式を所有しており、且つ議決権代理行使書を用いて投票する場合は、各会社の手続に従って、銀行、証券会社または名義人（ノミニー）に対し、新しい議決権行使の指図を提出することにより、投票内容を変更することができます。このような方法による取消しがなかった場合は、議決権代理行使書により表章された株式は、年次総会においてその議決権が行使されることになります。

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